Exhibit 99.2

Agrify Corporation

Pro Forma Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except share amounts)

	Year Ended December 31, 2023
	Historical Agrify (as reported)	Discontinued Operations of Cultivation Business (F)	Pro Forma Adjustments (G)	Notes	Pro Forma Agrify

Revenue	$16,868	$(1,726)	-		$15,142
Cost of goods sold	11,590	(466)	-		11,124
Gross profit	5,278	(1,260)	-		4,018

Selling, general and administrative, and research and development	25,434	(7,082)	362	(J)	18,714
Change in contingent consideration	(1,322)	-	-		(1,322)
Gain on disposal of property and equipment	144	(132)	-		12
Total operating expenses	24,256	(7,214)	362		17,404
Loss from operations	(18,978)	5,954	(362)		(13,386)
Interest expense, net	(1,853)	(292)	2,159	(H)	14
Change in fair value of warrant liabilities	4,695	-	-		4,695
Loss on extinguishment of long-term debt, net	(4,311)	-	-		(4,311)
Other income, net	1,799	(441)	-		1,358
Total other income, net	330	(733)	2,159		1,756
Net loss before income taxes	(18,648)	5,221	1,797		(11,630)
Income tax expense	(2)	-	-		(2)
Net loss	(18,650)	5,221	1,797		(11,632)
Income attributable to non-controlling interest	1	-	-		1
Net loss attributable to Agrify Corporation	$(18,649)	$5,221	1,797		$(11,631)

Net loss per common share

Basic and Diluted earnings per common share	$(187.63)			(I)	$(117.02)

Weighted average shares outstanding

Basic and Diluted weighted average common shares outstanding	99,391			(I)	99,391

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Agrify Corporation

Pro Forma Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except share amounts)

	Nine Months Ended September 30, 2024
	Historical Agrify (as reported)	Discontinued Operations of Cultivation Business (F)	Pro Forma Adjustments (G)	Notes	Pro Forma Agrify
Revenue	$7,526	$(188)	-		$7,338
Cost of goods sold	6,009	(1,106)	-		4,903
Gross profit	1,517	918	-		2,435

Selling, general and administrative, and research and development	11,558	(3,179)	-		8,379
Gain on settlement of contingent liabilities	(5,935)	5,935	-		-
Gain on early termination of lease	(39)	39	-		-
Loss on disposal of property and equipment	1	-	-		1
Change in contingent consideration	(2,180)	-	-		(2,180)
Total operating expenses	3,405	2,795	-		6,200
Operating loss	(1,888)	(1,877)	-		(3,765)

Interest expense, net	(166)	(47)	200	(H)	(13)
Change in fair value of warrant liabilities	(15,502)	-	-		(15,502)
Other income	169	(150)	-		19
Total other income (expense), net	(15,499)	(197)	200		(15,496)
Net loss	(17,387)	(2,074)	200		(19,261)
Loss attributable to non-controlling interest	-	-	-		-
Net loss attributable to Agrify Corporation	$(17,387)	$(2,074)	200		$(19,261)

Net loss per common share

Basic and Diluted earnings per common share	$(16.82)			(I)	$(18.63)

Weighted average shares outstanding

Basic and Diluted weighted average common shares outstanding	1,033,582			(I)	1,033,582

See accompanying notes to unaudited pro forma consolidated combined financial statements.

Agrify Corporation

Pro Forma Condensed Consolidated Balance Sheet

(Unaudited)

(In thousands, except share amounts)

	As of September 30, 2024
	Historical Agrify (as reported)	Sale of Cultivation Business (A)	Notes	Pro Forma Adjustments (C)	Notes	Pro Forma Agrify

Assets
Current assets:
Cash and cash equivalents	$263	$-		$(177)	(B)	$86
Marketable securities	4	-		-		4
Accounts receivable, net	328	(95)		-		233
Inventories, net	18,085	(13,541)		-		4,544
Loans receivable, current	1,680	(1,680)		-		-
Prepaid expenses and other current assets	410	-		-		410
Total current assets	20,770	(15,316)		(177)		$5,277
Loans receivable, net of allowance for credit losses	9,903	(9,903)		-		-
Property and equipment, net	6,596	(6,314)		-		282
Operating lease right-of-use assets	1,573	(846)		-		727
Other non-current assets	110	(70)		-		40
Total assets	$38,952	$(32,449)		$(177)		$6,326

Liabilities and stockholders’ equity (deficit)
Current Liabilities:
Accounts payable	12,034	(8,195)		-		3,839
Accrued expenses and other liabilities	7,473	(1,749)		1,685	(B)	7,409
Operating lease liabilities, current	666	(327)		-		339
Long-term debt, current	525	-		-		525
Related party debt, current	2,344	-		(2,344)	(D)	-
Contract liabilities	4,724	(916)		-		3,808
Total current liabilities	27,766	(11,187)		(659)		15,920
Warrant liabilities	277	-		-		277
Operating lease liabilities, net of current	1,090	(656)		-		434
Related party debt, net of current	4,360	-		(4,360)	(D)	-
Long-term debt, net of current	2	-		-		2
Total liabilities	33,495	(11,843)		(5,019)		16,633

Commitments and contingencies

Stockholders’ equity (deficit)
Common Stock, $0.001 par value per share, 35,000,000 shares authorized and 1,331,823 shares issued and outstanding at September 30, 2024	1	-		-		1
Preferred Stock, $0.001 par value per share, 2,895,000 shares authorized and no shares issued or outstanding at September 30, 2024	-	-		-		-
Preferred A Stock, $0.001 par value per share, 105,000 authorized and no shares issued or outstanding	-	-		-		-
Additional paid-in-capital	288,410	(133)		(1,554)	(E)	286,723
Accumulated deficit	(283,184)	(20,473)	(C)	6,396		(297,261)
Total stockholder’s equity (deficit) attributable to Agrify	5,227	(20,606)				(10,537)
Non-controlling interests	230					230
Total stockholders’ equity (deficit)	5,457	(20,606)		4,842		(10,307)

Total liabilities and stockholders’ equity (deficit)	$38,952	$(32,449)		$(177)		$6,326

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Agrify Corporation

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(In thousands)

The unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2024, and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2024 and for the years ended December 31, 2023 and December 31, 2022, include the following adjustments:

(A)	Reflects the sale of the Cultivation Business pursuant to the Asset Purchase Agreement, inclusive of liabilities transferred as if the transaction had occurred on September 30, 2024.

(B)	Pursuant to the Cultivation Business Asset Purchase Agreement, the Company was required to fund certain obligations at closing while no cash consideration was received from the sale.

(C)	Estimated loss on the sale of the Cultivation Business, assuming Agrify completed the sale as of September 30, 2024, is as follows:

Forgiveness of debt	$6,704
Litigation reserve and other cash funding obligations	(1,862)
Net assets sold (inclusive of liabilities assumed)	(20,606)
Pre-tax loss on sale	(15,764)
Estimated tax expense	-
Estimated after-tax loss on sale	(15,764)

For purposes of the unaudited pro forma condensed consolidated balance sheet, the estimated loss recognized in accumulated deficit is based on net carrying value of the Cultivation business as of September 30, 2024 rather than as of the Closing Date of the transaction. As a result, the estimated loss reflected herein may differ materially from the actual loss on the sale of the Cultivation Business as of the Closing Date because of the difference in the carrying value of assets and liabilities at the Closing Date.

(D)	Debt held by Buyer and forgiven as consideration for the purchase of the Cultivation Business.

(E)	Warrants cancelled in conjunction with the Transaction.

(F)	Reflects the reclassification of the operations of the Cultivation Business as a discontinued operation in accordance with ASC 205-20. The Cultivation Business results were adjusted to include costs directly attributed to and the estimated portion of shared expenses related to the Cultivation Business for each period.

(G)	Reflects additional Pro Forma adjustments which show how the Cultivation Business Sale may have affected Agrify’s historical consolidated statements of operations as if it occurred January 1, 2023.

(H)	Interest expense on Debt held by Buyer and forgiven as consideration for the purchase of the Cultivation Business.

(I)	Periods presented have been adjusted to retroactively reflect the 1-for-20 reverse stock split on July 5, 2023, and for the 1-for-15 reverse stock split on October 8, 2024. Additional information regarding reverse stock splits may be found in Note 1 – Overview, Basis of Presentation, and Significant Accounting Policies of the Company’s Form 10-Q for the quarterly period ended September 30, 2024 filed with the SEC on November 14, 2024.

(J)	Expenses incurred as a result of the Transaction, inclusive of severance, lease settlement and fairness opinion.

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